EXECUTION COPY

         SECURITIES PURCHASE AGREEMENT, dated as of November 30, 2005 (the "AGREEMENT"), among SHEERVISION, INC., a California corporation with offices located at 4030 Palos Verdes Drive North, Suite 104, Rolling Hills Estates, California 90274 ("SHEERVISION"); LAURIE C. SCALA, an individual with an address of 2716 St. Andrews Boulevard, Suite 200, Tarpon Springs, Florida 34688, and HOWARD A. SCALA, an individual with an address of 2716 St. Andrews Boulevard, Suite 200, Tarpon Springs, Florida 34688 (collectively, the "SELLERS"); and CLEAN WATER TECHNOLOGIES, INC., a Delaware corporation with offices located at 2716 St. Andrews Boulevard, Suite 200, Tarpon Springs, Florida 34688 (the "COMPANY").

                                  INTRODUCTION

         The Sellers collectively own beneficially and of record an aggregate of 4,517,800 shares (the "SHARES") of common stock, par value $0.001 per share (the "COMMON STOCK"), of the Company, which includes all shares of Common Stock owned beneficially or of record thereby, or issuable upon the exercise, conversion, or exchange of securities or obligations held by, or owed to, any Seller other than an aggregate of 14,330 shares of Common Stock held by the Sellers in a custodial capacity and one or more individual retirement accounts. SheerVision desires to acquire from the Sellers, and the Sellers desire to sell to SheerVision, the Shares, in accordance with, and subject to, the terms hereof.

         NOW,   THEREFORE,   in   consideration   of  the  premises  and  mutual
representations, warranties and covenants herein contained, the parties hereby agree as follows:


                                    ARTICLE I

                               CERTAIN DEFINITIONS

         "BUSINESS DAY" shall mean any day which is not a Saturday or Sunday and is not a day on which banking institutions are generally authorized or obligated to close in the City of New York, New York.

         "CLOSING" shall mean the closing of the purchase by SheerVision from the Sellers of the Shares.

         "CLOSING DATE" shall have the definition assigned thereto in Section 2.03(a) hereof.

         "CODE" shall have the definition assigned thereto in Section 3.01(d).

         "COMMON STOCK" shall have the definition assigned thereto in to introduction hereto.

         "COMPANY"   shall  have  the   definition   assigned   thereto  in  the
introductory paragraph hereto.

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         "DGCL" shall mean the Delaware General Corporation Law.

         "DISPOSE OF" shall mean to pledge, hypothecate, give away, sell, grant an option (other than pursuant hereto) with respect to, or otherwise transfer.

         "ENVIRONMENTAL  LAWS"  shall have the  definition  assigned  thereto in
Section 3.01(q).

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

         "EXCHANGE ACT" shall have the definition assigned thereto in Section 3.01(a)(i).


         "EXISTING  DIRECTORS"  shall have the  definition  assigned  thereto in
Section 4.04.

         "INVESTMENT  COMPANY ACT" shall have the definition assigned thereto in
Section 3.01(n).

         "LAST COMPANY FINANCIAL STATEMENT DATE" shall mean September 30, 2005.

         "LAST COMPANY FINANCIAL STATEMENTS" shall mean the balance sheet, statement of income, and statement of cash flows, and the notes thereto, of the Company as of the Last Company Financial Statement Date.

         "MAC" shall mean MAC Financial Corp., which has served as special financial adviser in connection with the transactions contemplated hereby and in connection herewith

         "NEW DIRECTORS" shall have the definition assigned thereto in Section 4.04.

         "REORGANIZATION" shall mean the proposed contribution to the Company by the stockholders of SheerVision of all outstanding shares of capital stock of SheerVision in exchange for shares of Common Stock, which transactions are referenced in the unanimous consent of directors of the Company, dated as of November 30, 2005.

         "SEC" shall mean the United States Securities and Exchange Commission.

         "SEC DOCUMENTS" shall have the definition assigned thereto in Section 3.01(a)(i).

         "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

         "SELLER" shall have the definition assigned thereto in the introductory paragraph hereto.

         "SHARES" shall have the definition assigned thereto in the introduction hereto.

         "SHEERVISION" shall have the definition assigned thereto in the introductory paragraph hereto.

         "TAXES" shall have the definitions assigned thereto in Section 3.01(j).

                                   ARTICLE II

                       ACQUISITION AND EXCHANGE OF SHARES

         SECTION 2.01 THE AGREEMENT. At the Closing, SheerVision shall acquire from the Sellers, and each Seller shall sell to SheerVision, the portion of the Shares set forth in Schedule 2.01(a) hereto in exchange for an aggregate purchase price of US$625,000 in cash, of which $75,000 shall be payable at the Closing as directed by MAC.

         SECTION 2.02      CLOSING; EXCHANGES.

         (a) The Closing shall take place on the date hereof (the "CLOSING DATE") at the offices of Reitler Brown & Rosenblatt LLC, 800 Third Avenue, 21st Floor, New York, New York 10022. At the Closing:

         (i) the Sellers shall deliver or cause to be delivered to SheerVision stock certificates evidencing the Shares, registered in the name of SheerVision or its designee;

         (ii) (A) SheerVision shall deliver to the Sellers the aggregate amount of US$550,000 by certified or official bank check or by electronic wire transfer in accordance with instructions theretofore provide by the Sellers to SheerVision;

         (B) SheerVision shall deliver to MAC the aggregate amount of US$75,000 by certified or official bank check or by electronic wire transfer in accordance with instructions theretofore provide by MAC to SheerVision;

         (iii) the Company will deliver to SheerVision an Officer's Certificate in the form of Exhibit 2.02(a)(iii) hereto, dated the Closing Date, certifying, among other things, that all representations, warranties, covenants, and conditions set forth herein by the Sellers and the Company are true and correct as of, or have been fully performed and complied with by, the Closing Date;

         (iv) the Sellers will deliver to SheerVision and the Company a certificate in the form of Exhibit 2.02(a)(iv) hereto, dated the Closing Date, certifying that all representations, warranties, covenants, and conditions set forth herein by the Seller and the Company are true and correct as of, or have been fully performed and complied with by, the Closing Date;

         (v) SheerVision, or a duly appointed agent thereof, will deliver to the Sellers one or more Certificates in the form of Exhibit 2.02(a)(v) hereto, dated the Closing Date, certifying that all representations, warranties, covenants and conditions set forth herein by SheerVision are true and correct as of, or have been fully performed and complied with by, the Closing Date; and

         (vi) the Sellers and SheerVision shall execute a cross-receipt in the form of Exhibit 2.02(a)(vi) hereto.

         (b) The Shares shall be authorized, issued, and outstanding shares of Common Stock. All Shares shall be deemed "RESTRICTED SECURITIES" as defined in paragraph (a) of Rule 144 under the Securities Act. The acquisition by SheerVision of the Shares shall be subject to an exemption from the registration requirements of the Securities Act, under Section 4(2) of the Securities Act and the rules and regulations promulgated thereunder. Certificates representing the Shares shall bear a restrictive legend in substantially the following form:

         THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED FOR SALE, SOLD, OR OTHERWISE DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF SUCH ACT OR PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION PROVISIONS, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.

         SECTION 2.03 APPROVAL. In anticipation of this Agreement, the Board of Directors of the Company and of SheerVision has taken all necessary and requisite corporate and other action in order to approve this Agreement and all transactions contemplated hereby and in connection herewith.


                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

         SECTION  3.01  REPRESENTATIONS  AND  WARRANTIES  OF THE  SELLER AND THE
COMPANY. The Sellers and the Company, jointly and severally, represent and warrant to, and agree with, SheerVision as follows:

(a) (i) The Common Stock has been registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT") and the Company is subject to the periodic reporting requirements of Section 13 of the Exchange Act. The Company has made available to SheerVision true, complete, and correct copies of all forms, reports, schedules, statements, and other documents required to be filed by it under the Exchange Act since at least July 1, 2001, as such documents have been amended since the time of the filing thereof (collectively, including all forms, reports, schedules, statements, exhibits, and other documents filed by the Company therewith, the "SEC DOCUMENTS"). The SEC Documents, including, without limitation, any financial statements and schedules included therein, at the time filed or, if subsequently amended, as so amended, (i) did not contain any untrue statement of a material fact required to be stated therein or necessary in order to make the statements therein not misleading and (ii) complied in all respects with the applicable requirements of the Exchange Act and the applicable rules and regulations thereunder. To the Company's knowledge, each director and executive officer thereof has filed with the SEC on a timely basis all statements required by Section 16(a) of the Exchange Act and the rules and regulations thereunder since at least July 1, 2001.

         (ii) The Company maintains disclosure controls and procedures required by Rule 13a-15 or 15d-15 under the Exchange Act; such controls and procedures are effective to ensure that:

                  (A) all material information concerning the Company is made known on a timely basis to the individuals responsible for the preparation of the Company's filings with the SEC and other public disclosure documents;

                  (B) transactions are executed in accordance with management's general or specific authorizations;

                  (C)   transactions   are   recorded  as  necessary  to  permit
         preparation of financial statements in accordance with generally accepted accounting principles and to maintain asset accountability;

                  (D) access to assets is permitted only in accordance with management's general or specific authorization; and

                  (E) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

The Company has made available to SheerVision copies of, all written descriptions of, and all policies, manuals and other documents promulgating, such disclosure controls and procedures. The books, records and accounts of the Company accurately and fairly reflect, in reasonable detail, the transactions in, and dispositions of, the assets of, and the results of operations of, the Company all to the extent required by generally accepted accounting principles.

                  (iii) The Chief Executive Officer and the Chief Financial Officer of the Company have signed, and the Company has furnished to the SEC, all certifications required by Sections 302 and 906 of the Sarbanes-Oxley Act of 2002; such certifications contain no qualifications or exceptions to the matters certified therein and have not been modified or withdrawn; and neither the Company nor any of its officers has received notice from any governmental entity questioning or challenging the accuracy, completeness, form or manner of filing or submission of such certifications.

                  (iv) The Company has heretofore has provided to SheerVision complete and correct copies of all certifications filed with the SEC pursuant to Sections 302 and 906 of Sarbanes-Oxley Act of 2002 and hereby reaffirms, represents and warrants to SheerVision the matters and statements made in such certificates.

         (b) At the date hereof and at the Closing Date:

                  (i) the Common Stock is eligible to trade and be quote on the over-the-counter Bulletin Board market maintained by The Nasdaq Stock Market (the "OTCBB");

                  (ii) the Company has and shall have performed or satisfied all of its undertakings to, and of its obligations and requirements with, the SEC; and

                  (iii) the Company has not, and shall not have taken any action that would preclude, or otherwise jeopardize, the inclusion of the Common Stock for quotation on the OTCBB.

         (c) The Company has no subsidiaries or affiliated corporation or owns any interest in any other enterprise (whether or not such enterprise is a corporation). The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware with full power and authority (corporate and other) to own, lease and operate its respective properties and conduct its respective business as described in the SEC Documents; the Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified or be in good standing would not have a material adverse effect on its business, prospects, condition (financial or otherwise), and results of operations of the Company; no proceeding has been instituted in any such jurisdiction, revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification; the Company is in possession of, and operating in compliance with, all authorizations, licenses, certificates, consents, orders and permits from state, federal, foreign and other regulatory authorities that are material to the conduct of its business, all of which are valid and in full force and effect; the Company is not in violation of its charter or bylaws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any material bond, debenture, note or other evidence of indebtedness, or in any material lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which it is a party or by which it or its properties or assets may be bound, which violation or default would have a material adverse effect on the business, prospects, financial condition or results of operations of the Company; and the Company is not in violation of any law, order, rule, regulation, writ, injunction, judgment or decree of any court, government or governmental agency or body, domestic or foreign, having jurisdiction over the Company or over its properties or assets, which violation would have a material adverse effect on the business, prospects, financial condition or results of operations of the Company taken as a whole. The SEC Documents accurately describe any corporation, association or other entity owned or controlled, directly or indirectly, by the Company.

         (d) (i) Each of the Sellers and the Company has all requisite power and authority to execute, deliver, and perform this Agreement. All necessary proceedings of the Company have been duly taken to authorize the execution, delivery, and performance of this Agreement thereby. This Agreement has been duly authorized, executed, and delivered by the Sellers and the Company, constitutes the legal, valid, and binding obligation of each of the Seller and the Company, and is enforceable as to the Sellers and the Company in accordance with its terms. Except as otherwise set forth in this Agreement, no consent, authorization, approval, order, license, certificate, or permit of or from, or declaration or filing with, any federal, state, local, or other governmental authority or any court or other tribunal is required by any Seller or the Company for the execution, delivery, or performance of this Agreement thereby. No consent, approval, authorization or order of, or qualification with, any court, government or governmental agency or body, domestic or foreign, having jurisdiction over any Seller or the Company or over its respective properties or assets is required for the execution and delivery of this Agreement and the consummation by the Sellers and the Company of the transactions herein contemplated, except such as may be required under the Securities Act or under state or other securities or blue sky laws, all of which requirements have been, or in accordance therewith will be, satisfied in all material respects. No consent of any party to any material contract, agreement, instrument, lease, license, arrangement, or understanding to which any Seller or the Company is a party, or to which its or any of its respective businesses, properties, or assets are subject, is required for the execution, delivery, or performance of this Agreement; and the execution, delivery, and performance of this Agreement will not violate, result in a breach of, conflict with, or (with or without the giving of notice or the passage of time or both) entitle any party to terminate or call a default under, entitle any party to receive rights or privileges that such party was not entitled to receive immediately before this Agreement was executed under, or create any obligation on the part of any Seller or the Company to which it was not subject immediately before this Agreement was executed under, any term of any such material contract, agreement, instrument, lease, license, arrangement, or understanding, or violate or result in a breach of any term of the certificate of incorporation or by-laws of the Company or (if the provisions of this Agreement are satisfied) violate, result in a breach of, or conflict with any law, rule, regulation, order, judgment, decree, injunction, or writ of any court, government or governmental agency or body, domestic or foreign, having jurisdiction over any Seller or the Company or over its respective properties or assets.

                  (ii) Each Seller is an individual who has reached the age majority in his or her state of residence.

         (e) There is not any pending or, to the best of each Seller's and the Company's knowledge, threatened, action, suit, claim or proceeding against any Seller or the Company, or any of the Company's officers or any of the respective properties, assets or rights of any Seller or of the Company, before any court, government or governmental agency or body, domestic or foreign, having jurisdiction over any Seller or the Company or over the Company's officers or the properties of any Seller or the Company, or otherwise that (i) is reasonably likely to result in any material adverse change in the respective business, prospects, financial condition or results of operations of any Seller or the Company or might materially and adversely affect their properties, assets or rights taken as a whole, (ii) might prevent consummation of the transactions contemplated by this Agreement, or (iii) alleging violation of any Federal or state securities laws.

         (f) The authorized capital stock of the Company consists of 50,000,000 shares of Common Stock, of which 8,217,855 shares of Common Stock are outstanding. Each of such outstanding shares of Common Stock is duly and validly authorized, validly issued, fully paid, and nonassessable, has not been issued and is not owned or held in violation of any preemptive or similar right of stockholders. Except as disclosed in the SEC Documents, (i) there is no commitment, plan, or arrangement to issue, and no outstanding option, warrant, or other right calling for the issuance of, any share of capital stock of, or any security or other instrument convertible into, exercisable for, or exchangeable for capital stock of, the Company, and (ii) except as described in the SEC Documents, there is outstanding no security or other instrument convertible into or exchangeable for capital stock of the Company. When delivered by the Sellers against payment therefor in accordance with the terms of this Agreement, the Shares will be duly and validly issued and fully paid and nonassessable, and will be sold free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest of any kind; and no preemptive or similar right, co-sale right, registration right, right of first refusal or other similar right of stockholders exists with respect to any of the Shares or the issuance and sale thereof other than those that have been expressly waived prior to the date hereof and those that will automatically expire upon the execution hereof. No further approval or authorization of any stockholder, the Board of Directors of the Company or others is required for the issuance and sale or transfer of the Shares, except as may be required under the Securities Act, the rules and regulations promulgated thereunder or under state or other securities or blue sky laws. The description of the Company's stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted and exercised thereunder, set forth in the SEC Documents accurately and fairly presents the information required to be shown with respect to such plans, arrangements, options and rights under the Securities Act, the Exchange Act, and the rules and regulations promulgated thereunder.

         (g) Baumann Raymondo & Company PA ("BRC"), which has examined the financial statements of the Company, together with the related schedules and notes, for the period from September 25, 2002 through June 25, 2005, and Acquavella, Chiarelli & Shuster & Co., LLP ("ACS", and, together with BRC, the "AUDITORS"), which has examined the financial statements of the Company, together with the related schedules and notes, for the period from June 25, 2000 through September 25, 2002, in each case filed with the SEC as a part of the SEC Documents, are independent accountants within the meaning of the Securities Act, the Exchange Act, and the rules and regulations promulgated thereunder; the audited financial statements of the Company, together with the related schedules and notes, and the unaudited financial information, forming part of the SEC Documents, fairly present and will fairly present the financial position and the results of operations of the Company at the respective dates and for the respective periods to which they apply; and all audited financial statements of the Company, together with the related schedules and notes, and the unaudited financial information, filed with the SEC as part of the SEC Documents, complied and will comply as to form in all material respects with applicable accounting requirements and with the rules and regulations of the SEC with respect hereto when filed, have been and will be prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved except as may be otherwise stated therein (except as may be indicated in the notes thereto or as permitted by the rules and regulations of the SEC) and fairly present and will fairly present, subject in the case of the unaudited financial statements, to customary year end audit adjustments, the financial position of the Company as at the dates thereof and the results of its operations and cash flows. The procedures pursuant to which the aforementioned financial statements have been audited are compliant with generally accepted auditing standards. The selected and summary financial and statistical data included in the SEC Documents present and will present fairly the information shown therein and have been compiled on a basis consistent with the audited financial statements presented therein. No other financial statements or schedules are required to be included in the SEC Documents. The financial statements referred to in this Section 3.01(g) contain all certifications and statements required under the SEC's Order, dated June 27, 2002, pursuant to
Section 21(a)(1) of the Exchange Act (File No. 4-460), Rule 13a-14 or 15d-14 under the Exchange Act, or 18 U.S.C. Section 1350 (Sections 302 and 906 of the Sarbanes-Oxley Act of 2002) with respect to the report relating thereto. Since the Last Company Financial Statement Date:

                  (i) There has at no time been a material adverse change in the financial condition, results of operations, businesses, properties, assets, liabilities, or future prospects of the Company and Subsidiary taken as a whole;

                  (ii) The Company has not authorized, declared, paid, or effected any dividend or liquidating or other distribution in respect of its capital stock or any direct or indirect redemption, purchase, or other acquisition of any stock of the Company or Subsidiary.


                  (iii) Except as set forth in the SEC Documents, the operations and businesses of the Company have been conducted in all respects only in the ordinary course.

There is no fact known to the Company which materially adversely affects or in the future (as far as the Company can reasonably foresee) may materially adversely affect the financial condition, results of operations, businesses, properties, assets, liabilities, or future prospects of the Company; provided, however, that the Company expresses no opinion as to political or economic matters of general applicability. The Company has made known, or caused to be made known, to the accountants or auditors who have prepared, reviewed, or audited the aforementioned consolidated financial statements all material facts and circumstances which could affect the preparation, presentation, accuracy, or completeness thereof.

         (h) Subsequent to the respective dates as of which information is given in the SEC Documents, there has not been (i) any material adverse change in the business, prospects, financial condition or results of operations of the Company, (ii) any transaction committed to or consummated that is material to the Company, (iii) any obligation, direct or contingent, that is material to the Company incurred by the Company, except such obligations as have been incurred in the ordinary course of business, (iv) any change in the capital stock or outstanding indebtedness of the Company or Subsidiary that is material to the Company, other than the issuance of 1,000,000 shares of Common Stock to the Sellers in payment of the outstanding indebtedness of the Company thereto, (v) any dividend or distribution of any kind declared, paid, or made on the capital stock of the Company, or (vi) any loss or damage (whether or not insured) to the property of the Company which has a material adverse effect on the business, prospects, condition (financial or otherwise), or results of operations thereof.

         (i) Except as set forth in the SEC Documents, (i) the Company has good and marketable title to all properties and assets described in the SEC Documents as owned by it, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest, other than such as would not have a material adverse effect on the business, prospects, financial condition or results of operations of the Company, (ii) the agreements to which the Company is a party described in the SEC Documents are legal, valid and binding agreements, enforceable by the Company in accordance with their terms, and, to the best of the Company's knowledge, the other contracting party or parties thereto are not in breach or default under any of such agreements, and (iii) the Company has valid and enforceable leases for all properties described in the SEC Documents as leased by it. Except as set forth in the SEC Documents, the Company owns or leases all such properties as are necessary to its respective operations as now conducted and as described in the SEC Documents.

         (j) The Company has no material liability of any nature, accrued or contingent, including, without limitation, liabilities for federal, state, local, or foreign taxes and penalties, interest, and additions to tax ("TAXES"), and liabilities to customers or suppliers, other than the following:

                           (i) Liabilities for which full provision has been made on the balance sheet included in the Last Company Financial Statements; and


                           (ii) Other liabilities arising since the Last Company
                  Financial Statement Date and prior to the Closing in the ordinary course of business (which shall not include liabilities to customers on account of defective products or services) which are not inconsistent with the representations and warranties of the Company or any other provision of this Agreement.

Without limiting the generality of the foregoing, the amounts set up as provisions for Taxes in the Last Company Financial Statements are sufficient for all accrued and unpaid Taxes of the Company, whether or not due and payable and whether or not disputed, under tax laws, as in effect on the Last Company Financial Statement Date or now in effect, for the period ended on such date and for all fiscal periods prior thereto. The execution, delivery, and performance of this Agreement by the Company will not cause any Taxes to be payable (other than those that may possibly be payable by the Seller as a result of the sale of the Shares) or cause any lien, charge, or encumbrance to secure any Taxes to be created either immediately or upon the nonpayment of any Taxes other than on the properties or assets of the Sellers. The Internal Revenue Service has audited and settled or the statute of limitations has run upon all federal income tax returns of the Company and each Seller for all taxable years up to and including the taxable year ended December 31, 1998. The Company has filed all federal, state, local, and foreign tax returns required to be filed by it; has made available to SheerVision a true and correct copy of each such return which was filed in the past six years; has paid (or has established on the last balance sheet included in the last Company Financial Statement a reserve for) all Taxes, assessments, and other governmental charges payable or remittable by it or levied upon it or its properties, assets, income, or franchises which are due and payable; and has delivered to SheerVision a true and correct copy of any report as to adjustments received by it from any taxing authority during the past six years and a statement as to any litigation, governmental or other proceeding (formal or informal), or investigation pending, threatened, or in prospect with respect to any such report or the subject matter of such report. Each Seller has paid all taxes payable thereby due on or prior to the date hereof.

         (k) The Company currently maintains no insurance; however, the Company has at no time been refused any insurance coverage sought or applied for.

         (l) (i) No labor disturbance by the employees of the Company exists or, to the best of the Company's knowledge, is imminent. The Company is not aware of any existing or imminent labor disturbance by the employees of any principal suppliers or customers of the Company that might be expected to result in any material adverse change in the business, prospects, financial condition, or results of operations of the Company. No collective bargaining agreement exists with any of the Company's employees and, to the best of each Seller's and the Company's knowledge, no such agreement is imminent.


                  (ii) The Company does not have, or contribute to, and has never maintained or contributed to, any pension, profit-sharing, option, other incentive plan, or any other type of

Employee Benefit Plan (as defined in Section 3(3) of ERISA) or Pension Plan (as defined in ERISA) and the Company does not have any obligation to or customary arrangement with employees for bonuses, incentive compensation, vacations, severance pay, sick pay, sick leave, insurance, service award, relocation, disability, tuition refund, or other benefits, whether oral or written.


         (m) The Company owns or possesses adequate rights to use all patents, patent rights, inventions, trade secrets, know-how, trademarks, service marks, trade names, logos, and copyrights described or referred to in the SEC Documents as owned by or used by it or that are necessary to conduct its respective businesses as described in the SEC Documents; the Company has not received any notice of, or has knowledge of, any infringement of or conflict with asserted rights of the Company by others with respect to any patents, patent rights, inventions, trade secrets, know-how, trademarks, service marks, trade names, logos, or copyrights described or referred to in the SEC Documents as owned by or used by it; and the Company has not received any notice of, or has no knowledge of, any infringement of, or conflict with, asserted rights of others with respect to any patents, patent rights, inventions, trade secrets, know-how, trademarks, service marks, trade names, logos, or copyrights described or referred to in the SEC Documents as owned by or used by it or which, individually or in the aggregate, in the event of an unfavorable decision, ruling or finding, would have a material adverse effect on the business, prospects, financial condition or results of operations of the Company.

         (n) The Company has been advised concerning the Investment Company Act of 1940, as amended (the "INVESTMENT COMPANY ACT"), and the rules and regulations thereunder, and has in the past conducted, and intends in the future, to conduct its affairs in such a manner as to ensure that it is not and will not become an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act and such rules and regulations.

         (o) (i) The Company has not, and no person or entity acting on behalf or at the request of the Company has, at any time during the last five years (i) made any unlawful contribution to any candidate for foreign office or failed to disclose fully any contribution in violation of law, or (ii) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any other applicable jurisdiction.

                  (ii) Neither any Seller, nor any officer, director or affiliate of the Company, has been, within the five years ending on the Closing Date, a party to any bankruptcy petition against such person or against any business of which such person was affiliated; convicted in a criminal proceeding or subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting their involvement in any type of business, securities or banking activities; or found by a court of competent jurisdiction in a civil action, by the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

         (p) The Company has not, and no person acting on behalf thereof, has taken or will take, directly or indirectly, any action designed to, or that might reasonably be expected to cause or result in, stabilization in violation of law, or manipulation, of the price of the Common Stock to facilitate the sale or resale of the Shares.

         (q) Except as set forth in the SEC Documents, (i) the Company is in compliance in all material respects with all rules, laws and regulations relating to the use, treatment, storage and disposal of toxic substances and protection of health or the environment ("ENVIRONMENTAL LAWS") that are applicable to its business, (ii) the Company has not received notice from any governmental authority or third party of an asserted claim under Environmental Laws, which claim is required to be disclosed in the SEC Documents, (iii) to the best knowledge of the Company, the Company is not likely to be required to make future material capital expenditures to comply with Environmental Laws (iv) no property which is owned, leased or occupied by the Company has been designated as a Superfund site pursuant to the Comprehensive Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. ss. 9601, ET SEQ.), or otherwise designated as a contaminated site under applicable state or local law, and (v) the Company is not in violation of any federal or state law or regulation relating to occupational safety or health.

         (r) There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company to, or for the benefit of, any of the officers, directors, or director-nominees of the Company or any of the members of the families of any of them, except as disclosed in the SEC Documents.

         (s) The Company has not incurred any liability, direct or indirect, for finders' or similar fees on behalf of or payable by the Company or SheerVision in connection with the Transaction Agreements or any other transaction involving the Company and SheerVision.

         (t) No stockholder of the Company has any right to request or require the Company to register the sale of any shares owned by such stockholder under the Securities Act on any registration statement.

         (u) Neither Company, nor, to the best knowledge of any Seller nor the Company, any director, officer, agent, employee, or other person associated with, or acting on behalf of, the Company, has, directly or indirectly: used any corporate funds for unlawful contributions, gifts, entertainment, or other unlawful expenses relating to political activity; made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or made any bribe, rebate, payoff, influence payment, kickback, or other unlawful payment. The Company's internal accounting controls and procedures are sufficient to cause the Company to comply in all respects with the Foreign Corrupt Practices Act of 1977, as amended.


         (v) The Company is in compliance with, and is not in violation of, applicable federal, state, local or foreign statutes, laws and regulations (including without limitation, any applicable building, zoning or other law, ordinance or regulation) affecting its properties or the operation of its business, including, without limitation, Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated pursuant thereto or thereunder. The Company is not subject to any order, decree, judgment or other sanction of any court, administrative agency or other tribunal.

         (w) (i) The Shares are owned of record and beneficially solely by the Sellers free and clear of any security interest, pledge, mortgage, lien (including, without limitation, environmental and tax liens), charge, encumbrance, adverse claim, preferential arrangement or restriction of any kind, including, without limitation, any restriction on the use, voting, transfer (except as otherwise provided herein), receipt of income or other exercise of any attributes of ownership. The Shares are not subject to any options, warrants, convertible securities or other rights, agreements, arrangements or commitments of any character relating to interests therein. There are no voting trusts, member agreements, proxies, or other agreements or understandings in effect with respect to the voting or transfer of any of the Shares. Other than the Shares, the Sellers own beneficially or of record, no shares of capital stock or other securities of the Company, and do not own beneficially or of record, any securities exercisable for, or convertible into or exchangeable for, securities of the Company, other than an aggregate of 14,330 shares of Common Stock held by the Sellers in a custodial capacity and one or more individual retirement accounts.

                  (ii) The Sellers acquired the Shares from the Company in private transactions not involving a public offering and, on the dates of such acquisitions, the Sellers paid the full purchase price therefor. The Shares are "RESTRICTED SECURITIES" as defined in Rule 144(a) under the Securities Act.

                  (iii) Neither any Seller nor any affiliate thereof knows of any material adverse information regarding the current or prospective operations of the Company which has not been publicly disclosed.

         (x)   Neither   the   transactions   contemplated   hereby,   nor   the
Reorganization, shall be subject to Section 203 of the DGCL.

         SECTION 3.02 REPRESENTATIONS AND WARRANTIES OF SHEERVISION. SheerVision hereby represents and warrants to, and agrees with, each Seller:

                  (a) SheerVision has all requisite power and authority to execute, deliver, and perform this Agreement. All necessary proceedings of SheerVision have been duly taken to authorize the execution, delivery, and performance of this Agreement thereby. This Agreement has been duly authorized, executed, and delivered by SheerVision, constitutes the legal, valid, and binding obligation of SheerVision, and is enforceable as to SheerVision in accordance with its terms. Except as otherwise set forth in this Agreement, no consent, authorization, approval, order, license, certificate, or permit of or from, or declaration or filing with, any federal, state, local, or other governmental authority or any court or other tribunal is required by SheerVision for the execution, delivery, or performance of this Agreement thereby. No consent, approval, authorization or order of, or qualification with, any court, government or governmental agency or body, domestic or foreign, having jurisdiction over SheerVision or over its respective properties or assets is required for the execution and delivery of this Agreement and the consummation by SheerVision of the transactions herein contemplated, except such as may be required under the Securities Act or under state or other securities or blue sky laws, all of which requirements have been, or in accordance therewith will be, satisfied in all material respects. No consent of any party to any material contract, agreement, instrument, lease, license, arrangement, or understanding to which SheerVision is a party, or to which its or any of its businesses, properties, or assets are subject, is required for the execution, delivery, or performance of this Agreement; and the execution, delivery, and performance of this Agreement will not violate, result in a breach of, conflict with, or (with or without the giving of notice or the passage of time or both) entitle any party to terminate or call a default under, entitle any party to receive rights or privileges that such party was not entitled to receive immediately before this Agreement was executed under, or create any obligation on the part of SheerVision to which it was not subject immediately before this Agreement was executed under, any term of any such material contract, agreement, instrument, lease, license, arrangement, or understanding, or violate or result in a breach of any term of the operating agreement of the Company or (if the provisions of this Agreement are satisfied) violate, result in a breach of, or conflict with any law, rule, regulation, order, judgment, decree, injunction, or writ of any court, government or governmental agency or body, domestic or foreign, having jurisdiction over SheerVision or over its properties or assets.

         (b) SheerVision is an "accredited investor" as defined in Rule 501 of Regulation D under the Securities Act. SheerVision is acquiring the Shares for its own account (and not for the account of others) for investment and not with a view to the distribution or resale thereof in violation of the Securities Act. SheerVision understands that it may not sell or otherwise Dispose Of such Shares in the absence of either an effective registration statement under the Securities Act or an exemption from the registration provisions of the Securities Act. SheerVision acknowledges being informed that the shares of Common Stock acquired thereby shall be unregistered, shall be "RESTRICTED SECURITIES" as defined in Rule 144(a) under the Securities Act, and must be held indefinitely unless (i) they are subsequently registered under the Securities Act, or (ii) an exemption from such registration is available. SheerVision further acknowledges that the Company does not have an obligation to currently register such securities for the account of SheerVision.

         (c) By virtue of SheerVision's position, it has access to the same kind of information which would be available in a registration statement filed under the Securities Act. SheerVision acknowledges that it has been afforded access to all material information which it has requested relevant to its decision to acquire the Shares to acquired thereby and to ask questions of the Company's management and that, except as set forth herein, neither Seller or the Company nor anyone acting on behalf of the Seller or the Company, has made any representations or warranties to SheerVision which have induced, persuaded, or stimulated SheerVision to acquire such Shares.

         (d) Either alone, or together with their investment advisor(s), SheerVision has the knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of the prospective investment in the Shares to be acquired thereby, and SheerVision is and will be able to bear the economic risk of the investment in such Shares.

                                   ARTICLE IV

                              ADDITIONAL COVENANTS


                  SECTION 4.01 INDEMNITY. The Sellers, jointly and severally, agree to indemnify and hold harmless SheerVision and its officers, directors, employees, counsel, agents, and stockholders, in each case past, present, or as they may exist at any time after the date of this Agreement, and each person, if any, who controls, controlled, or will control any of them within the meaning of
Section 15 of the Securities Act or Section 20(a) of the Securities Exchange Act of 1934, as amended, against any and all losses, liabilities, damages, and expenses whatsoever (which shall include, for all purposes of this Article IV, but not be limited to, counsel fees and any and all expenses whatsoever incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation) as and when incurred arising out of, based upon, or in connection with (a) any breach of any representation, warranty, covenant, or agreement of any Seller or the Company contained in this Agreement and (b), if the Closing takes place, any act, alleged act, omission, or alleged omission occurring at or prior to the Closing (including without limitation any which arise out of, are based upon, or are in connection with any of the transactions contemplated hereby). The foregoing agreement to indemnify shall be in addition to any liability any Seller or the Company may otherwise have, including liabilities arising under this Agreement.


         SECTION 4.02 STOCKHOLDERS; OTHER SECURITIES. The Sellers hereby agree that immediately prior to the Closing, the Company will have at least 500 stockholders. Prior to the date of this Agreement, all of the Company's outstanding convertible debt, options, warrants and all other indebtedness of the Company have been converted to shares of Common Stock.

         SECTION 4.03 ASSETS AND LIABILITIES. At the Closing, the Company shall have no material assets and no liabilities.

         SECTION 4.04 CORPORATE GOVERNANCE. At the Closing, (a) the Board of Directors of the Company shall consist of two current directors (the "EXISTING DIRECTORS") and two directors appointed by SheerVision (the "NEW DIRECTORS"), and (b) all officers of the Company shall resign and the Board of Directors shall appoint the designees of SheerVision and the sole officers thereof.



                                    ARTICLE V

                                  MISCELLANEOUS

         SECTION 5.01 EXPENSES. Whether or not the transactions contemplated in this Agreement are consummated, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby, will be paid by the party incurring such expense or as otherwise agreed to herein.

         SECTION 5.02 NECESSARY ACTIONS. Subject to the terms and conditions herein provided, each of the parties hereto agrees to use all reasonable efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement. In the event at any time after the Closing, any further action is necessary or desirable to carry out the purposes of this Agreement, the Seller, the proper executive officers and/or directors of the Company, or SheerVision, as the case may be, will take all such necessary action.

         SECTION 5.03 NOTICES. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested or by the most nearly comparable method if mailed from or to a location outside of the United States or by Federal Express, Express Mail, or similar overnight delivery or courier service or delivered (in person or by telecopy, telex, or similar telecommunications equipment) against receipt to the party to which it is to be given at the address of such party set forth in the introductory paragraph to this Agreement (or to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 5.03.) Any notice shall be addressed to the attention of the Corporate Secretary. A copy of any and all notices to SheerVision shall be delivered in accordance with this section to Reitler Brown & Rosenblatt LLC, 800 Third Avenue, 21st Floor, New York 10022,
Attention: Robert Steven Brown, Esq. A copy of any and all notices to any Seller shall be delivered in accordance with this section to Edwin B. Kagan, P.A., 2709 Rocky Point Drive, Suite 102, Tampa, Florida 33607. Any notice or other communication given by certified mail (or by such comparable method) shall be deemed given at the time of certification thereof (or comparable act), except for a notice changing a party's address which will be deemed given at the time of receipt thereof. Any notice given by other means permitted by this Section
5.03 shall be deemed given at the time of receipt thereof.

         SECTION  5.03  PARTIES IN  INTEREST.  Except as  expressly  provided in
Section 4.01 hereof, this Agreement will inure to the benefit of and be binding upon the parties hereto and the respective successors and assigns. Nothing in this Agreement is intended to confer, expressly or by implication, upon any other person any rights or remedies under or by reason of this Agreement.

         SECTION 5.04 ENTIRE AGREEMENT; MODIFICATION. This Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof (except as provided in Section 5.04), supersedes all existing agreements among them concerning such subject matter, and may be modified only by a written instrument duly executed by each party hereto.

         SECTION 5.05 AVAILABILITY OF EQUITABLE REMEDIES. Since a breach of the provisions of this Agreement could not adequately be compensated by money damages, any party shall be entitled, in addition to any other right or remedy available to it, to an injunction restraining such breach or threatened breach and to specific performance of any such provision of this Agreement, and no bond or other security shall be required in connection therewith, and the parties hereby consent to the issuance of such an injunction and to the ordering of specific performance.

         SECTION 5.06 SURVIVAL. Each of the covenants, agreements, representations, and warranties contained in this Agreement shall survive the Closing Date until the date 18 months thereafter. The statements contained in any document executed by either the Seller or the Company relating hereto or delivered to SheerVision in connection with the transactions contemplated hereby or thereby, or in any statement, certificate, or other instrument delivered by, or on behalf of, either the Seller or the Company pursuant hereto or thereto or delivered to SheerVision in connection with the transactions contemplated hereby or thereby shall be deemed representations and warranties, covenants and agreements, or conditions, as the case may be, of the Seller or the Company, respectively, hereunder for all purposes of this Agreement (including all statements, certificates, or other instruments delivered pursuant hereto or thereto or delivered in connection with this Agreement, or any of the other transactions contemplated hereby). The statements contained in any document executed by SheerVision relating hereto or delivered to either the Seller or the Company in connection with the transactions contemplated hereby or thereby, or in any statement, certificate, or other instrument delivered by, or on behalf of, SheerVision pursuant hereto or thereto or delivered to either the Seller or the Company in connection with the transactions contemplated hereby or thereby shall be deemed representations and warranties, covenants and agreements, or conditions, as the case may be, of SheerVision hereunder for all purposes of this Agreement (including all statements, certificates, or other instruments delivered pursuant hereto or thereto or delivered in connection with this Agreement, or any of the other transactions contemplated hereby).

         SECTION 5.07 BINDING EFFECT. The provisions of this Agreement shall be binding upon and inure to the benefit of the Seller, the Company, and SheerVision, and their respective successors and assigns; provided, however, that no party hereto shall have the right to assign its rights and obligations hereunder without the prior written consent of the other parties hereto.

         SECTION 5.08 COUNTERPART. This Agreement may be executed in one or more counterparts, each of which will be deemed an original and all together will constitute one document. The delivery by facsimile of an executed counterpart of this Agreement will be deemed to be an original and will have the full force and effect of an original executed copy.

         SECTION 5.09 SEVERABILITY. The provisions of this Agreement will be deemed severable and the invalidity or unenforceability of any provision hereof will not affect the validity or enforceability of any of the other provisions hereof. If any provisions of this Agreement, or the application thereof to any person or any circumstance, is illegal, invalid or unenforceable, (a) a suitable and equitable provision will be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision, and (b) the remainder of this Agreement and the application of such provision to other persons or circumstances will not be affected by such invalidity or unenforceability, nor will such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

         SECTION 5.10 HEADINGS. The Article and Section headings are provided herein for convenience of reference only and do not constitute a part of this Agreement and will not be deemed to limit or otherwise affect any of the provisions hereof.

         SECTION 5.11 GOVERNING LAW. This Agreement will be deemed to be made in and in all respects will be interpreted, construed and governed by and in accordance with the law of the State of New York, without regard to the conflict of law principles thereof.




                     [REMAINDER OF PAGE INTENTIONALLY BLANK]

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement in a manner legally binding upon them as of the date first above written.

                                           SHEERVISION, INC.



                                           BY  /S/ SUZANNE LEWSADDER
                                               ---------------------------------
                                               NAME:  SUZANNE LEWSADDER
                                               TITLE:    CHIEF EXECUTIVE OFFICER


                                           /S/ LAURIE C. SCALA
                                           -------------------------------------
                                           LAURIE C. SCALA


                                           /S/ HOWARD A. SCALA
                                           -------------------------------------
                                           HOWARD A. SCALA

                                           CLEAN WATER TECHNOLOGIES, INC.



                                           BY /S/ LAURIE C. SCALA
                                              ----------------------------------
                                              NAME:  LAURIE C. SCALA
                                              TITLE:    PRESIDENT